SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 29, 2004

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 29, 2004, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2004-HS3)



                Residential Funding Mortgage Securities II, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                          333-110340             41-1808858
--------                          ----------             ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


          Registrant's telephone number, including area code, is (952)
                    857-7000 Exhibit Index located on Page 4


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01. Other Events.

On September 29, 2004, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Equity Loan-Backed Term Notes, Series 2004-HS3, pursuant to an Indenture, dated as of September 29, 2004, between Home Equity Loan Trust 2004-HS3, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

        4.3 Servicing Agreement dated as of September 29, 2004 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Equity Loan Trust 2004-HS3, as issuer.

        4.4 Amended and Restated Trust Agreement dated as of September 29, 2004 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.5 Indenture dated as of September 29, 2004 between Home Equity Loan Trust 2004-HS3, as issuer, and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

        10.1 Home Equity Loan Purchase Agreement dated as of September 29, 2004 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

        10.2 Financial Guaranty Surety Bond issued by Financial Guaranty Insurance Company relating to Home Equity Loan-Backed Notes, Series 2004-HS3 relating to the Notes.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                            By:    /s/ Mark White
                            Name:      Mark White
                            Title:     Vice President

Dated:  September 29, 2004




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                                  EXHIBIT INDEX


EXHIBIT NUMBER                   DESCRIPTION

4.3 Servicing Agreement dated as of September 29, 2004 among Residential Funding Corporation, as master servicer, JPMorgan Chase Bank, as indenture trustee, and the Home Equity Loan Trust 2004-HS3, as issuer.

4.4      Amended and Restated  Trust  Agreement  dated as of
         September  29,  2004  between  Residential  Funding
         Mortgage  Securities  II, Inc., as  depositor,  and
         Wilmington Trust Company, as owner trustee.

4.5 Indenture dated as of September 29, 2004 between Home Equity Loan Trust 2004-HS3, as issuer, and JPMorgan Chase Bank, as indenture trustee, and Appendix A thereto.

10.1 Home Equity Loan Purchase Agreement dated as of September 29, 2004 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

10.2     Financial  Guaranty Surety Bond issued by Financial
         Guaranty  Insurance Company relating to Home Equity
         Loan-Backed Notes,  Series 2004-HS3 relating to the
         Notes.




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